UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report:  June 25, 2015

Real Industry, Inc.

Delaware	001-08007	46-3783818
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15301 Ventura Boulevard, Suite 400

Sherman Oaks, California 91403

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (805) 435-1255

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 25, 2015, Real Industry, Inc. (the “Company”) entered into a Controlled Equity OfferingSM Sales Agreement, dated June 25, 2015 (the “Sales Agreement”), with Cantor Fitzgerald & Co. (“Cantor”), pursuant to which the Company may issue and sell up to 1,700,000 shares of the Company’s common stock, $0.001 par value per share (together with associated rights to purchase shares of the Company’s Series A Junior Participating Preferred Stock, par value $0.001, the “Placement Shares”), from time to time through Cantor, as the Company’s sales agent.  Under the Sales Agreement, Cantor may sell Placement Shares pursuant to the Company’s previously filed and currently effective Registration Statement on Form S-3 (Registration Statement No. 333-191020), as subsequently amended by a post-effective amendment thereto filed with the SEC on January 13, 2014, and declared effective by the SEC on January 17, 2014, by any method deemed to be an “at-the-market” offering as defined in Rule 415 under the U.S. Securities Act of 1933, as amended, (the “Securities Act”) including sales made directly on the NASDAQ Global Select Market, on any other existing trading market for the Company’s common stock, or to or through a market maker.  Subject to the terms and conditions of the Sales Agreement, Cantor will use commercially reasonable efforts consistent with its normal trading and sales practices, applicable state and federal law, rules and regulations and the rules of the NASDAQ Global Select Market to sell Placement Shares from time to time based upon the Company’s instructions, including any price, time or size limits specified by the Company.

The aggregate compensation payable to Cantor as sales agent shall be equal to 3.0% of the gross sales price of the Placement Shares sold through it pursuant to the Sales Agreement.  In addition, the Company has agreed in the Sales Agreement to provide indemnification and contribution to Cantor against certain liabilities, including liabilities under the Securities Act. The Company has also agreed to reimburse Cantor for certain specified expenses, including the fees and disbursements of its legal counsel, in an amount not to exceed $50,000.

The foregoing description of the terms of the Sales Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.  A copy of the Sales Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The opinion of the Company’s counsel regarding the validity of the Placement Shares that will be issued pursuant to the Sales Agreement is also filed herewith as Exhibit 5.1.  The opinion of Blank Rome LLP as to certain U.S. federal income tax matters is also filed herewith as Exhibit 8.1.

Item 8.01 Other Events.

On June 25, 2015, the Company issued a press release announcing its at-the-market equity offering program pursuant to the Sales Agreement and that the establishment of such program coincides with the Company’s addition to the Russell Indexes, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits

The following are filed as exhibits to this Current Report on Form 8-K.

Exhibit Number	Description
1.1	Controlled Equity OfferingSM Sales Agreement, by and between Real Industry, Inc. and Cantor Fitzgerald & Co. as sales agent, dated June 25, 2015.
5.1	Opinion of Crowell & Moring LLP.
8.1	Opinion of Blank Rome LLP as to certain U.S. federal income tax matters.
23.1	Consent of Crowell & Moring LLP (included in Exhibit 5.1 hereto).
23.2	Consent of Blank Rome LLP (Included in Exhibit 8.1 hereto).
99.1	Real Industry, Inc. Press Release dated June 25, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REAL INDUSTRY, INC.

Date: June 25, 2015	By:	/s/ KYLE ROSS
	Name:	Kyle Ross
	Title:	Executive Vice President,
Chief Financial Officer and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
1.1	Controlled Equity OfferingSM Sales Agreement, by and between Real Industry, Inc. and Cantor Fitzgerald & Co. as sales agent, dated June 25, 2015.
5.1	Opinion of Crowell & Moring LLP.
8.1	Opinion of Blank Rome LLP as to certain U.S. federal income tax matters.
23.1	Consent of Crowell & Moring LLP (included in Exhibit 5.1 hereto).
23.2	Consent of Blank Rome LLP (Included in Exhibit 8.1 hereto).
99.1	Real Industry, Inc. Press Release dated June 25, 2015.